SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 22, 2003

inTEST Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22529 (Commission File Number)	22-2370659 (I.R.S. Employer of Incorporation)

7 Esterbrook Lane, Cherry Hill, New Jersey 08003
(Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code:   (856) 424-6886

Item 7.    Financial Statements and Exhibits.

(c)   Exhibits:

99.1  Press Release, dated October 23, 2003
99.2  Text of conference call

Item 12.    Results of Operations and Financial Condition.

On October 22, 2003, the Company issued a press release and held a webcast conference call (as previously announced) regarding its financial results for the quarter ended September 30, 2003. The Company's press release is attached to this Current Report as Exhibit 99.1 and a textual representation of the conference call is attached as Exhibit 99.2, each of which is incorporated by reference herein.

The information in this Current Report on Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

inTEST CORPORATION

By: /s/ Hugh T. Regan, Jr.
        Hugh T. Regan, Jr.
        Treasurer, Secretary and
           Chief Financial Officer

Date:   October 22, 2003

EXHIBIT INDEX

99.1  Press Release, dated October 22, 2003
99.2  Text of conference call